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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 8, 2004


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                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                 DELAWARE                                  95-2988062
     (STATE OR OTHER JURISDICTION OF                     (IRS EMPLOYER
              INCORPORATION)                           IDENTIFICATION NO.)

                                     0-22183
                            (COMMISSION FILE NUMBER)

       6001 OAK CANYON, IRVINE, CA                           92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On July 8, 2004, Meade Instruments Corp. issued a press release announcing the settlement of litigation with Celestron Acquisition, LLC. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  JULY 8, 2004                   MEADE INSTRUMENTS CORP.



                                                /S/ MARK D. PETERSON
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                                                    MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL

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                                INDEX OF EXHIBITS

Number      Exhibit
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99.1        Press release, dated July 8, 2004, issued by Meade Instruments Corp.


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